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                                                                    EXHIBIT 99.2

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS


        THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "AMENDMENT") dated as of September 14, 2004, is entered into between KOLL BREN FUND V, L.P., a Delaware limited partnership ("SELLER"), and BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I L.P., a Texas limited partnership ("BUYER"), with reference to the following recitals:

                                                     RECITALS

        A. Seller and Buyer are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of September 10, 2004 (the "PURCHASE AGREEMENT"). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

        B. Seller and Buyer mutually desire to amend the Purchase Agreement as provided below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                1.      EXTENSION OF CLOSING DATE.

                        (a) Section 1.1(b) shall be, and hereby is, deleted in its entirety and the following language shall be substituted in its place and stead:

        "Subject to extension pursuant to SECTION 1.3 of this Agreement, the last day that Close of Escrow may occur shall be September 30, 2004, at 1:00 p.m. (California time) (the "CLOSING DATE")."

                        (b) The following language shall be, and hereby is, added to the Agreement as SECTION 1.3:

        "EXTENSION OF CLOSING DATE. Buyer may extend the Closing Date to October 19, 2004, provided that on or before September 17, 2004, Buyer (i) delivers to Seller notice of Buyer's intention to extend the Closing Date (the "CLOSING DATE EXTENSION NOTICE"), and (ii) increases its total Deposit to Two Million Dollars ($2,000,000) by depositing with Escrow Holder an additional deposit, in cash or current funds, in the amount of One Million Dollars ($1,000,000) (the "EXTENSION DEPOSIT"), which shall be credited at the Close of Escrow toward the Purchase Price. The Extension Deposit, once made, will be treated as part of the Transaction Deposit (as such term is defined below) and all references in the Purchase Agreement to (a) the "Deposit" shall mean and refer to the total increased deposit amount of Two Million Dollars ($2,000,000); and
        (b) the Transaction Deposit shall mean and refer to the Transaction Deposit as increased by the Extension Deposit."

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                2.      NO OTHER AMENDMENTS; THIS AMENDMENT GOVERNS AND
CONTROLS. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Amendment shall govern and control.

                3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

        IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the day and year first above written.

                            [Signatures on Next Page]

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SELLER:

KOLL BREN FUND V, L.P.,
a Delaware limited partnership

By: KBS INVESTORS IV, a Delaware
    general partnership, its general partner

    By: SCHREIBER REAL ESTATE INVESTMENTS, L.P.,
        a Delaware limited partnership,
        its general partner

        By: SCHREIBER INVESTMENTS, LLC,
            a California limited liability company,
            its general partner

            By:_____________________________
                 Charles J. Schreiber, Jr.
                 Manager




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BUYER:

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, a Texas limited partnership,

By: Behringer Harvard Funds I LP,
    a Texas limited partnership
    its general partner


    By:__________________________________
       Name:_____________________________
       Title:____________________________












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